UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-32590	20-2652949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia	23233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ESXB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of December 3, 2021, United Bankshares, Inc. (“United”) completed its acquisition of Community Bankers Trust Corporation (the “Company”). The Company was merged with and into United (the “Merger”), pursuant to the terms of the Agreement and Plan of Reorganization, dated June 2, 2021, by and between United and the Company (the “Agreement”).

Under the terms of the Agreement, each outstanding share of the Company’s common stock, par value $0.01 per share, was converted into the right to receive 0.3173 shares of United’s common stock, par value $2.50 per share, with cash paid in lieu of fractional shares of United’s common stock.

Also, pursuant to the Agreement, at the effective time of the Merger, each outstanding option to acquire the Company’s common stock granted under a Company stock plan, whether vested or unvested as of the date of the Merger, vested as provided pursuant to the terms of such Company stock plan and converted into an option to acquire United’s common stock adjusted based on the 0.3173 exchange ratio. Also, at the effective time of the Merger, each restricted stock unit granted under a Company stock plan that was outstanding immediately prior to the effective time of the Merger vested in accordance with the formula and other terms of the Company stock plan and converted into the right to receive shares of United’s common stock based on the 0.3173 exchange ratio.

Immediately following the Merger, Essex Bank, a wholly-owned subsidiary of the Company, merged with and into United Bank, a wholly-owned subsidiary of United (the “Bank Merger”), pursuant to an Agreement and Plan of Merger, dated June 2, 2021, by and between United Bank and Essex Bank. United Bank survived the Bank Merger and continues to exist as a Virginia banking corporation.

There were no material relationships, other than in respect of the Merger, between the Company and United, its directors or officers or any of its affiliates.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Agreement, which is included as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On December 3, 2021, the Company notified Nasdaq that the transactions contemplated by the Agreement were expected to close after the close of business on December 3, 2021. The Company requested that Nasdaq (i) suspend trading in shares of the Company’s common stock at the close of business on December 3, 2021 and (ii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of the Company’s common stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company’s common stock will no longer be listed on Nasdaq.

The Company intends to file with the Commission certifications on Form 15 under the Exchange Act to deregister the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as possible.

The information set forth under Item 2.01 of this Current Report on 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the effective time of the Merger, each share of the Company’s common stock was converted into the right to receive 0.3173 shares of United’s common stock.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On December 3, 2021, the Company was merged with and into United pursuant to the Agreement, with United surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All of the Company’s directors and executive officers ceased serving as directors and executive officers of the Company as of the effective time of the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the separate corporate existence of the Company ceased. The Amended and Restated Articles of Incorporation and Restated Bylaws of United, as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation without change. Consequently, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company ceased to be in effect upon completion of the Merger. A copy of the Amended and Restated Articles of Incorporation of United and the Restated Bylaws of United are filed as Exhibits 3.1 and 3.2 hereto, and are incorporated herein by reference.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

2.1	Agreement and Plan of Reorganization, dated as of June 2, 2021, by and between United Bankshares, Inc. and Community Bankers Trust Corporation (incorporated by reference to Appendix A to the definitive proxy statement filed by Community Bankers Trust Corporation on October 6, 2021) (Listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). United Bankshares, Inc. agrees to furnish a supplemental copy of such schedules upon request of the Securities and Exchange Commission.).

3.1	Amended and Restated Articles of Incorporation (incorporated into this filing by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q dated March 31, 2017 and filed May 9, 2017 for United Bankshares, Inc., File No. 002-86947).

3.2	Restated Bylaws (incorporated into this filing by reference to Exhibit 3.1 to the Current Report on Form 8-K dated and filed on March 20, 2020 for United Bankshares, Inc., File 002-86947).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC. (as successor to Community Bankers Trust Corporation)

Date: December 3, 2021	By:	/s/ W. Mark Tatterson
W. Mark Tatterson
Executive Vice President and Chief Financial Officer

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